                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated June 1, 1999, included in this Form 11-K for the year ended December 31, 1998, into Harrah's previously filed Registration Statement File No. 33-59975.


                                          ARTHUR ANDERSEN LLP

Memphis, Tennessee,
June 24, 1999.